                       NOTICE OF GUARANTEED DELIVERY FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                             KATZ MEDIA GROUP, INC.
                                       TO

                         MORRIS ACQUISITION CORPORATION

                           A JOINTLY OWNED SUBSIDIARY

                                       OF

                        CHANCELLOR BROADCASTING COMPANY
                                      AND

                          EVERGREEN MEDIA CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if certificates evidencing shares of Common Stock, par value $.01 per share (the "Shares"), of Katz Media Group, Inc., a Delaware corporation (the "Company"), are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase, dated July 18, 1997 (the "Offer to Purchase")). Such form may be delivered by hand or facsimile transmission or mail to the Depositary. See
Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

            BY MAIL:                  FACSIMILE TRANSMISSION:        BY HAND OR OVERNIGHT COURIER:
                                  (for Eligible Institutions Only)
  Tender & Exchange Department             (212) 815-6213             Tender & Exchange Department
         P.O. Box 11248                                                    101 Barclay Street
     Church Street Station                                             Receive and Deliver Window
 New York, New York 10286-1248                                          New York, New York 10286

                                    FOR CONFIRMATION TELEPHONE:
                                           (800) 507-9357

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Morris Acquisition Corporation, a Delaware corporation and a jointly owned subsidiary of Chancellor Broadcasting Company, a Delaware corporation, and Evergreen Media Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which, as amended and supplemented from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase.

Number of Shares:_______________________________________________________________

Certificate Nos. (If Available):________________________________________________

Check ONE box if Shares will be delivered by book-entry transfer:

  [ ] The Depository Trust Company

  [ ] Philadelphia Depository Trust Company

Account Number:_________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                           SIGNATURE(S) OF HOLDER(S)

Dated:______________________________, 1997

Name(s) of Holder(s):

________________________________________________________________________________

________________________________________________________________________________
                              PLEASE TYPE OR PRINT

________________________________________________________________________________
                                    ADDRESS

________________________________________________________________________________
                                                                        ZIP CODE

________________________________________________________________________________
                          AREA CODE AND TELEPHONE NO.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a bank, broker, dealer, credit union, savings association or other equity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), guarantees the delivery to the Depositary of the Shares tendered hereby, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other required documents, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer of Shares, all within three New York Stock Exchange trading days of the date hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates representing Shares to the Depositary within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

________________________________________________________________________________
                                 NAME OF FIRM

________________________________________________________________________________
                                   ADDRESS

________________________________________________________________________________
                                                                        ZIP CODE

________________________________________________________________________________
                         AREA CODE AND TELEPHONE NO.

________________________________________________________________________________
                             AUTHORIZED SIGNATURE

________________________________________________________________________________
                                    TITLE

NAME:___________________________________________________________________________
                                PLEASE TYPE OR PRINT

DATED:________________________ , 1997

             NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
                  SHARE CERTIFICATES SHOULD BE SENT WITH YOUR
                             LETTER OF TRANSMITTAL.